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EXHIBIT 23
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                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-48999) pertaining to the Papa John's International Inc., 401(k) Plan of our report dated June 3, 1999, with respect to the financial statements and schedules of Papa John's International, Inc. 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1998.


                                       /s/ Ernst & Young LLP
                                       ---------------------
                                           Ernst & Young LLP

Louisville, Kentucky
June 21, 1999